UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

New Era Fund	June 30, 2019
PRNEX	Investor Class
TRNEX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE NEW ERA FUND

HIGHLIGHTS

■

The New Era Fund posted a 13.63% gain in the six months ended June 30, 2019. Although the fund lagged the MSCI World Select Natural Resources Index Net, it outperformed its peer group, as represented by the Lipper Global Natural Resources Funds Average.

■

In comparison with the Lipper Global Natural Resources Funds Index, an overweight allocation to industrial gases contributed the most to the portfolio’s relative returns. Stock selection in integrated oil and gas detracted the most.

■	The portfolio has a modestly defensive posture. Our security selections focus on high-quality companies that we believe offer the potential for long-term capital appreciation.

■

We believe the global commodities complex is in the initial years of a long-term downturn as falling production costs gradually contribute to global oversupply. However, cyclical disruptions to this long-term view can create periodic pockets of opportunity in names levered to commodity prices.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The New Era Fund returned 13.63% in the six months ended June 30, 2019. The fund trailed the MSCI World Select Natural Resources Index Net and outperformed the Lipper Global Natural Resources Funds Average. (Returns for the fund’s I Class shares varied due to its different fee structure. Past performance cannot guarantee future results.)

Effective July 1, 2018, the MSCI World Select Natural Resources Index Net replaced the MSCI World Select Natural Resources Index as the fund’s primary benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; therefore, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers.

What factors influenced the fund’s performance?

Our overweight in the industrial gases industry added the most to the fund’s performance relative to the Lipper Global Natural Resources Funds Index, led by Air Products & Chemicals. The stock, along with absolute contributor Linde, benefited in part from the uncertain macroeconomic environment prompting investors to rotate into cyclical stocks that exhibit defensive qualities. The prevalence of long-term supply contracts underpins the industrial gas industry’s history of steady profit margins and resilient earnings. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

An above-benchmark allocation to metals and glass containers also boosted our relative returns. Shares of Ball trended higher, supported by investors’ preference for defensive stocks and quarterly results that benefited from growing demand for its aluminum beverage cans. It also benefited from the integration of its acquisition of Rexam. This tailwind should be in force for some time as consumers increasingly prefer aluminum over plastic and the material gains traction in new product categories. Supply/demand dynamics in aluminum packaging also appear favorable.

An underweight position and stock selection in fertilizers and agricultural chemicals were also sources of relative strength. Yara International rallied on improved prices for nitrogen fertilizer and weakness in European natural gas prices, which lowered the company’s input costs.

At the other end of the spectrum, stock selection in integrated oil and gas detracted from relative performance, driven by our overweight in Occidental Petroleum. The stock sold off after the company successfully countered Chevron’s rival takeover bid for Anadarko Petroleum. The market balked not only at the valuation and strategic rationale for the deal, but also at the way Occidental avoided a shareholder vote and relied on expensive financing from Berkshire Hathaway to fund the transaction. In our view, the acquisition will lever Occidental Petroleum’s once-clean balance sheet, putting significant pressure on management to meet its targets for asset sales and cost reductions. Occidental Petroleum remains a leading operator in the Permian Basin, an area in West Texas that contains multiple oil-rich shale formations. However, we were severely disappointed by the management team’s handling of this affair.

Stock selection in U.S. oil exploration and production also weighed on results. The biggest relative detractor was Anadarko Petroleum because we established our below-benchmark position in the stock after it surged on the initial takeover bid from Chevron. Our bet on Anadarko receiving a rival offer succeeded, but we missed the rally that followed the first takeover bid. This industry also contained two of the portfolio’s largest absolute detractors: Centennial Resource Development, a Permian Basin-focused oil producer, and Canada-based Seven Generations Energy. Both stocks sold off on signs of weak well productivity and questions about their capital efficiency.

How is the fund positioned?

Our bearish outlook for oil prices and belief that we are in the middle of a secular downcycle for commodities have not changed. Accordingly, we continue to favor defensive industries, such as industrial gases and utilities, as well as specialty chemicals and other segments of the natural resources universe that stand to benefit because lower commodity prices reduce their input costs.

In industrial gases, we increased our position in Linde, pared Air Products & Chemicals on strength, and exited Air Liquide. We also refined our positioning in utilities, adding to NextEra Energy while trimming NiSource and eliminating Duke Energy.

As always, we remain conscious of valuation, industry fundamentals, and longer-term risk/reward propositions. These factors prompted us to add exposure to Packaging Corporation of America, a containerboard company that we believe should benefit from a rebalancing market and demand tailwinds related to e-commerce. We also believe that structural factors have increased the cost of bringing on new capacity.

Among commodity producers, we prefer high-quality names that can deliver strong, low-cost output growth without sacrificing their balance sheets. In the U.S. energy patch, examples of companies that we believe meet these criteria include Concho Resources and EOG Resources, both of which own tier-one acreage in the Permian Basin.

Major and integrated oil companies appeal to us because of their clean balance sheets, financial strength, and the benefits of scale. In our view, these qualities position the best of these companies to drive well productivity gains and capital efficiency. We believe our highest-conviction holdings should be able to grow their hydrocarbon output in a cost-conscious manner and have exhibited a commitment to returning capital to shareholders. During the period, we refined our exposure to this industry, trimming Chevron and ExxonMobil while initiating a position in Norway-based Equinor, formerly known as Statoil.

What is portfolio management’s outlook?

We believe that the global commodities market is in a long-term, secular downcycle, although there will be periods of cyclical disruption. The recent strength in oil prices, fueled by tensions with Iran and a pivot in the Federal Reserve’s monetary policy, is the latest instance of a break in the longer-term trend. In our view, the market has started to see the sustainable disruptive impact of U.S. shale production growth, which we expect to continue to flatten the cost curve and put a ceiling on oil prices. We expect any periods of oil and commodity outperformance to be brief. Our outlook calls for oil prices to settle into a new long-term average in the $40 to $50 per barrel range. We note, however, that this view ultimately depends on the degree to which technological innovation continues to improve productivity and drive down costs.

Since November 2014, we have seen volatility in the markets for commodities, with prices trading in a wide cyclical range. We expect this volatility to persist and will continue to make tactical adjustments as appropriate in the context of a secular downcycle in commodities. Although the opportunity set in natural resources has narrowed as commodities prices trend lower and balance sheets come under pressure, we still find pockets of opportunity in several areas:

■	Major and integrated oil companies with clean balance sheets and a significant number of financial and operating levers to pull;

■	Commodity-related companies that stand to benefit from relatively low input costs and growing demand from end markets, including specialty chemicals and packaging;

■	Regulated utilities that can maintain durable growth in a low interest rate environment, with an emphasis on gas utilities;

■	Companies with lower financial leverage and no hidden counterparty risk, given the bankruptcy potential in the commodities marketplace;

■

Industries, including specific segments of utilities, chemicals, and metals, with exposure to the emerging electric vehicle theme that stand to benefit from disruption and boast long runways for growth; and

■	Energy exploration and production companies that can cut costs and maintain growth, with North American shale producers among the best examples.

We remain committed to our bottom-up stock selection process and philosophy of buying and holding a diverse selection of fundamentally sound natural resources companies with solid balance sheets and talented management. Our expansive global research platform continues to assist in identifying those companies that can provide long-term capital appreciation for our clients. Even if the near-term environment poses challenges, we believe the market will reward our disciplined and consistent approach to investing over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/19
Total	4.9%
Linde	2.9
Air Products & Chemicals	2.9
Concho Resources	2.7
EOG Resources	2.6
BP	2.5
TC Energy	2.2
Occidental Petroleum	2.2
NextEra Energy	2.0
Pioneer Natural Resources	1.9
Diamondback Energy	1.8
Schlumberger	1.7
Ball	1.7
Atmos Energy	1.5
RPM	1.4
Sherwin-Williams	1.3
Continental Resources	1.2
Boliden	1.2
Galp Energia SGPS	1.2
Equinor	1.2
PPG Industries	1.2
Sempra Energy	1.2
Koninklijke DSM	1.1
Kirkland Lake Gold	1.0
ExxonMobil	1.0
Total	**46.5%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 95.9%		
AGRICULTURE 3.3%		
Agricultural Products 0.3%		
Corteva (1)	330,915	9,785
		9,785
Fertilizers & Agricultural Chemicals 2.0%		
Calyxt (1)	145,243	1,812
CF Industries Holdings	724,578	33,845
Incitec Pivot (AUD)	6,274,500	15,038
Yara International (NOK)	448,340	21,781
		72,476
Packaged Foods & Meats 1.0%		
Cal-Maine Foods	214,898	8,966
Sanderson Farms	182,500	24,922
		33,888
Total Agriculture		116,149
CHEMICALS 17.0%		
Commodity Chemicals 0.8%		
Orion Engineered Carbons	385,133	8,246
Westlake Chemical	304,600	21,157
		29,403
Diversified Chemicals 3.6%		
Akzo Nobel (EUR)	296,867	27,897
BASF (EUR)	169,465	12,328
Dow	314,048	15,486
DuPont de Nemours	379,915	28,520
PPG Industries	355,200	41,455
		125,686
Industrial Gases 5.8%		
Air Products & Chemicals	450,163	101,904

Linde	518,239	104,062
		205,966
Specialty Chemicals 6.8%		
Croda International (GBP)	534,993	34,799
Koninklijke DSM (EUR)	329,553	40,662
Quaker Chemical	115,786	23,491
RPM International	830,400	50,746
Sherwin-Williams	97,950	44,890
Symrise (EUR)	221,790	21,356
Umicore (EUR)	369,441	11,856
Victrex (GBP)	540,888	14,863
		242,663
Total Chemicals		603,718
ENERGY INDUSTRIALS 9.4%		
Construction & Engineering 1.5%		
Fluor	541,500	18,243
Jacobs Engineering Group	272,000	22,954
KBR	516,600	12,884
		54,081
Construction & Farm Machinery & Heavy Trucks 1.4%		
AGCO	170,800	13,249
CNH Industrial (EUR)	1,384,969	14,228
Toro	313,800	20,993
		48,470
Electrical Components & Equipment 0.6%		
Schneider Electric (EUR)	177,289	16,042
SGL Carbon (EUR)(1)	675,119	5,481
		21,523
Industrial Machinery 3.7%		
Epiroc, Class B (SEK)	1,819,782	18,051
Flowserve	315,100	16,603
Sandvik (SEK)	1,352,102	24,846
Valmont Industries	80,800	10,246
Wartsila (EUR)	1,610,549	23,385

Weir Group (GBP)	903,970	17,787
Xylem	255,200	21,345
		132,263
Metal & Glass Containers 2.2%		
Ball	859,279	60,141
Vidrala (EUR)	180,204	16,955
		77,096
Total Energy Industrials		333,433
ENERGY SERVICES & PROCESSORS 11.4%		
Oil & Gas Equipment & Services 5.1%		
Baker Hughes	898,000	22,118
Dril-Quip (1)	263,200	12,633
Energy Reservoir Holdings, Class A-1, Acquisition Date: 4/30/19, Cost $10,109 (1)(2)(3)(4)	10,108,939	10,109
Halliburton	1,383,500	31,461
Hunting (GBP)	1,476,781	9,604
Schlumberger	1,553,950	61,754
Schoeller-Bleckmann Oilfield Equipment (EUR)	101,790	8,643
Tenaris (EUR)	1,843,178	24,175
		180,497
Oil & Gas Refining & Marketing 2.3%		
Marathon Petroleum	560,520	31,322
Phillips 66	241,300	22,571
Valero Energy	345,800	29,604
		83,497
Oil & Gas Storage & Transportation 4.0%		
Enbridge	677,800	24,455
Plains GP Holdings, Class A	553,700	13,826
Targa Resources	230,700	9,057
TC Energy	1,598,800	79,173
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $489 (1)(2)(3)	162	842

Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $11,184 (1)(2)(3)	3,124	16,245
		143,598
Total Energy Services & Processors		407,592
EXPLORATION & PRODUCTION 17.6%		
Non-U.S. Oil & Gas Exploration & Production 2.5%		
Cairn Energy (GBP)(1)	5,129,818	11,315
Encana	2,597,900	13,327
Kelt Exploration (CAD)(1)	1,643,000	4,893
Kosmos Energy	3,440,060	21,569
Lundin Petroleum (SEK)	862,221	26,864
Seven Generations Energy, Class A (CAD)(1)	2,194,953	10,761
		88,729
U.S. Mixed Exploration & Production 1.1%		
Cabot Oil & Gas	961,300	22,071
WPX Energy (1)	1,564,700	18,010
		40,081
U.S. Oil Exploration & Production 14.0%		
Anadarko Petroleum	466,100	32,888
Centennial Resource Development, Class A (1)	2,220,265	16,852
Concho Resources	916,020	94,515
ConocoPhillips	447,000	27,267
Continental Resources (1)	1,055,300	44,418
Devon Energy	1,110,359	31,668
Diamondback Energy	594,631	64,797
EOG Resources	980,472	91,341
Jagged Peak Energy (1)	1,371,986	11,346
Magnolia Oil & Gas, Class A (1)	1,334,143	15,449
Pioneer Natural Resources	431,250	66,352
		496,893
Total Exploration & Production		625,703
INTEGRATEDS 14.7%		
Integrated Oil & Gas 14.7%		
BP (GBP)	12,628,731	87,982

Chevron	253,373	31,530
Eni (EUR)	331,332	5,509
Equinor (NOK)	2,101,174	41,682
Exxon Mobil	463,959	35,553
Galp Energia (EUR)	2,754,431	42,361
Occidental Petroleum	1,561,674	78,521
Suncor Energy	737,200	22,971
TOTAL (EUR)	3,138,744	176,064
Total Integrateds		522,173
METALS & MINING 10.4%		
Diversified Metals & Mining 6.3%		
Alumina (AUD)	8,747,441	14,358
Antofagasta (GBP)	820,793	9,695
BHP Group (AUD)	994,202	28,900
Boliden (SEK)	1,706,563	43,729
ERO Copper (CAD)(1)	108,861	1,844
Independence Group (AUD)	5,863,623	19,510
Rio Tinto (GBP)	363,577	22,503
South32 (AUD)	9,973,249	22,356
Southern Copper	539,400	20,956
Sumitomo Metal Mining (JPY)	507,300	15,207
Teck Resources, Class B	1,014,600	23,397
		222,455
Precious Metals & Minerals 4.1%		
Barrick Gold (CAD)	1,107,658	17,483
Franco-Nevada (CAD)	162,550	13,797
Kirkland Lake Gold (CAD)	842,977	36,318
Northern Star Resources (AUD)	3,870,494	31,753
Osisko Gold Royalties (CAD)	885,107	9,226
Saracen Mineral Holdings (AUD)(1)	9,684,858	25,072
SEMAFO (CAD)(1)	3,394,054	13,374
		147,023
Total Metals & Mining		369,478

OTHER 4.5%		
Heavy Electrical Equipment 0.1%		
Bloom Energy, Class A (1)	149,117	1,830
		1,830
Paper & Forest Products 3.7%		
Avery Dennison	190,200	22,002
Interfor (CAD)(1)	967,661	10,301
International Paper	553,500	23,978
Mondi (GBP)	879,348	20,014
Packaging Corp. of America	258,500	24,640
West Fraser Timber (CAD)	662,300	30,193
		131,128
Research & Consulting Services 0.7%		
ALS (AUD)	2,600,047	13,432
Intertek Group (GBP)	189,067	13,218
		26,650
Total Other		159,608
UTILITIES 7.3%		
Electric Utilities 4.0%		
American Electric Power	259,400	22,830
Entergy	134,200	13,813
Evergy	248,140	14,925
Eversource Energy	345,060	26,142
NextEra Energy	186,200	38,145
Xcel Energy	439,100	26,122
		141,977
Gas Utilities 1.4%		
Atmos Energy	493,740	52,119
		52,119
Multi-Utilities 1.9%		
Alliant Energy	321,200	15,765
NiSource	773,812	22,286

Sempra Energy	207,715	28,548
		66,599
Total Utilities		260,695
Total Miscellaneous Common Stocks 0.3% (5)		11,986
Total Common Stocks (Cost $2,975,214)		**3,410,535**
CONVERTIBLE PREFERRED STOCKS 2.5%		
AGRICULTURE 0.4%		
Fertilizers & Agricultural Chemicals 0.4%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $11,372 (1)(2)(3)	615,892	14,355
Total Agriculture		14,355
CHEMICALS 0.3%		
Specialty Chemicals 0.3%		
International Flavors & Fragrances, 6.00%, 9/15/21	239,713	12,893
Total Chemicals		12,893
UTILITIES 1.8%		
Electric Utilities 1.3%		
American Electric Power, 6.125%, 3/15/22	212,010	11,253
NextEra Energy, 6.123%, 9/1/19	510,577	33,445
		44,698
Multi-Utilities 0.4%		
Sempra Energy, Series A, 6.00%, 1/15/21	112,298	12,724
		12,724
Water Utilities 0.1%		
Aqua America, 6.00%, 4/30/22	95,483	5,400
		5,400
Total Utilities		62,822
Total Convertible Preferred Stocks (Cost $74,859)		**90,070**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies. The fund has two classes of shares: the New Era Fund (Investor Class) and the New Era Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2019, totaled $1,413,000 for the six months ended June 30, 2019.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2019, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $899,983,000 and $975,766,000, respectively, for the six months ended June 30, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2018, the fund had $141,569,000 of available capital loss carryforwards.

At June 30, 2019, the cost of investments for federal income tax purposes was $3,079,794,000. Net unrealized gain aggregated $437,455,000 at period-end, of which $643,381,000 related to appreciated investments and $205,926,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2019, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $634,000 for T. Rowe Price Services, Inc.; and $31,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2019